                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-45373 and 333-46434 of PHH Corporation (a wholly-owned subsidiary of Cendant Corporation) on Form S-3 of our report dated March 1, 2001, appearing in this Annual Report on Form 10-K of PHH Corporation for the year ended
December 31, 2000.

/s/ Deloitte & Touche LLP
Parsippany, New Jersey
March 30, 2001